                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported)   February 1, 2001
                                                         ----------------

                   Registrant, State of Incorporation, Address of
Commission File    Principal Executive Offices and Telephone        I.R.S. employer
Number             Number                                           Identification Number

1-8788             SIERRA PACIFIC RESOURCES                         88-0198358
                   P.O. Box 10100
                   (6100 Neil Road)
                   Reno, Nevada 89520-0400 (89511)
                   (775) 834-4011

1-4698             NEVADA POWER COMPANY                             88-0045330
                   6226 West Sahara Avenue
                   Las Vegas, Nevada 89146
                   (702) 367-5000

0-508              SIERRA PACIFIC POWER COMPANY                     88-0044418
                   P.O. Box 10100
                   (6100 Neil Road)
                   Reno, Nevada 89520-0400 (89511)
                   (775) 834-4011



                                     None
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events
---------------------

On January 29, 2001, Sierra Pacific Resources (the parent corporation of Nevada Power Company and Sierra Pacific Power Company) issued a press release announcing the filing of an emergency Comprehensive Energy Plan (CEP). In the CEP, filed with the Public Utilities Commission of Nevada, Sierra Pacific Resources' Nevada Power and Sierra Pacific Power utility subsidiaries are proposing short-term emergency price increases ranging from zero for certain low-usage customers to as much as 29 percent for the state's largest energy users to correct serious imbalances between the cost of wholesale power and retail prices. The CEP also addresses other issues including long-term contracts, low income assistance and conservation programs all intended to help stabilize energy markets in the state.

     A copy of the press release, dated January 29, 2001, and the CEP described above are attached as Exhibits 99.1 and 99.2, respectively hereto.


Item 7. Financial Statements and Exhibits
-----------------------------------------


        (a)  Financial Statements of Businesses Acquired.
             -------------------------------------------

             Not required

        (b)  Pro forma financial information.
             -------------------------------

             Not required

        (c)  Exhibits.
             --------

             99.1 Sierra Pacific Resources- Press Release issued January 29,
                  2001

             99.2 Comprehensive Energy Plan dated January 29, 2001.

                                   Signature


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Sierra Pacific Resources
                                            ------------------------
                                               (Registrant)

Date:        February 1, 2001        By:    /s/ Mark A. Ruelle
             ----------------           ----------------------
                                           Mark A. Ruelle
                                        Senior Vice President
                                              Treasurer
                                       Chief Financial Officer
                                    (Principal Financial Officer)



                                            Nevada Power Company
                                            --------------------
                                               (Registrant)

Date:        February 1, 2001        By:    /s/ Mark A. Ruelle
             ----------------           ----------------------
                                           Mark A. Ruelle
                                        Senior Vice President
                                              Treasurer
                                       Chief Financial Officer
                                    (Principal Financial Officer)


                                            Sierra Pacific Power Company
                                            ----------------------------
                                               (Registrant)

Date:        February 1, 2001        By:    /s/ Mark A. Ruelle
             ----------------           ----------------------
                                           Mark A. Ruelle
                                        Senior Vice President
                                              Treasurer
                                       Chief Financial Officer
                                    (Principal Financial Officer)

                                 Exhibit Index
                                 -------------

Exhibit 99.1

     Sierra Pacific Resources- Press Release issued January 29, 2001.

Exhibit 99.2

     Comprehensive Energy Plan dated January 29, 2001.